June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2017 (February 8, 2017)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3801 Old Greenwood Road

Fort Smith, Arkansas 72903

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 8, 2017, ArcBestSM (Nasdaq: ARCB) (the “Company”) issued a press release announcing its unaudited fourth quarter 2017 results. The press release contains reconciliations of GAAP earnings and earnings per share to non-GAAP financial measures and calculations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA. The Company reports its financial results in accordance with generally accepted accounting principles. However, management believes the non-GAAP financial measures and ratios, such as EBITDA and Adjusted EBITDA, utilized for internal analysis provide analysts, investors, and others the same information that we use internally for purposes of assessing the Company’s core operating performance and provides meaningful comparisons between current and prior period results, as well as important information regarding performance trends. Accordingly, using these measures improves comparability in analyzing ArcBest’s performance because it removes the impact of items from operating results that, in management’s opinion, do not reflect ArcBest’s core operating performance. Management believes EBITDA and Adjusted EBITDA to be relevant and useful information as EBITDA is a standard measure commonly reported and widely used by analysts, investors and others to measure financial performance and ability to service debt obligations. Additionally, Adjusted EBITDA is a primary component of the financial covenants contained in ArcBest’s Amended and Restated Credit Agreement. Other companies may calculate EBITDA and Adjusted EBITDA differently; therefore, ArcBest’s calculation of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, ArcBest’s reported results. These financial measures should not be construed as better measurements than operating income, operating cash flow, net income or earnings per share, as determined under GAAP. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01 – REGULATION FD DISCLOSURE

Commencing with the results for the quarter ended December 31, 2016, the Company is reporting operating results based on three reportable operating segments under its new corporate structure, which was previously announced on November 3, 2016. The Company’s reportable operating segments are as follows:

•	Asset-Based (formerly the Freight Transportation segment), which consists of ABF Freight System, Inc. and certain other subsidiaries;
•

ArcBest, which represents the consolidation of the operations of the former Premium Logistics (Panther), Transportation Management (ABF Logistics), and Household Goods Moving Services (ABF Moving) segments; and

•	FleetNet (formerly the Emergency & Preventative Maintenance segment).

The ArcBest and the FleetNet reportable segments combined represent the Company’s Asset-Light Logistics operations.

Exhibit 99.2 to this report, which is incorporated herein by reference, recasts certain quarterly results in 2016 and 2015 to conform with the Company’s new segment reporting, and is being presented for informational purposes only. The recasting of previously issued financial information does not represent a restatement of previously issued financial statements and does not affect the Company’s historical consolidated results, including its historical consolidated revenues, operating expenses and operating income. This information is unaudited and is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act if 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

99.1Press release of ArcBestSM dated February 8, 2017

99.2Supplemental quarterly segment information for 2016 and 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION

(Registrant)

Date:	February 8, 2017	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel
and Corporate Secretary